Exhibit 99.1

 On a mission to develop treatments that restore cognitive function  CORPORATE PRESENTATION

 Safe harbor statement  This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements about the anticipated timing of release of topline results of our clinical trials; the progression of our discovery programs into clinical development; and the business and operations of the Company. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the possibility that any results of operations and financial condition of the Company reported are preliminary and subject to final audit and the risks listed under the heading “Risk Factors” and elsewhere in our 2020 Form 10-K filed on February 25, 2021, and our subsequent SEC filings. Investors are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements (except as otherwise noted) speak only as of the date of this report, and the Company undertakes no obligation to update these forward-looking statements, except as required by law.

 On a mission to develop treatments that restore cognitive function      Tapping into a fundamental CNS signaling pathway with CY6463, a first-in-class, CNS-penetrant sGC stimulator  Executing biomarker-guided development strategy in well-defined populations with cognitive impairment  Tackling the enormous burden and breadth of cognitive impairment through an innovative portfolio of indications and molecules

    Contents  NO-sGC-cGMP is a fundamental CNS signaling pathway  CY6463 translational pharmacology clinical study results  Advancing next-generation sGC stimulator program   Pipeline centered around improving cognitive function  Potential for patient impact: 3 studies underway  Executing on our priorities

 NO-sGC-cGMP is a fundamental CNS signaling pathway

 CY6463 amplifies the fundamental NO-sGC-cGMP signaling pathway    CY6463First-in-class BBB-permeable, positive allosteric modulator of sGCAmplifies endogenous NO-sGC-CGMP signaling to address central aspects of disease pathophysiology  Preclinical data and extensive academic work validate the crucial role of the NO-sGC-cGMP pathway in brain physiology  Synaptic plasticity  Neuro-inflammation  Bioenergetics  Vascular function  PKG, PDE, ion channels  Downstream targets (e.g., CREB, BDNF)  Important role in learning and memory

   CY6463 improves endpoints relevant to cognition    Young Control   Aged Control   Aged CY6463   R6/2 + CY6463 46 nM  R6/2 + CY6463 7 nM  R6/2  WT  Morphological plasticity  In-vivo learning and memory  Ex-vivo LTP  Young rat/Vehicle  Aged rat/Vehicle  Aged rat/CY6463  Young rat/Vehicle  Aged rat/Vehicle  Aged rat/CY6463    *p<0.05 vs. the aged control group

 CY6463 amplifies a fundamental CNS signaling pathway  NO-sGC-cGMP pathway plays a critical role in brain functionsGC stimulation with CY6463 amplifies NO-sGC-cGMP signalingMorphological, ex vivo and in vivo data demonstrate important role of sGC in synaptic plasticity, learning and memory, and 6463’s ability to restore deficits in these endpoints

 CY6463 Translational Pharmacology Study Results

   CY6463 showed rapid and persistent improvements in multiple independent biomarkers associated with cognitive impairment    In a 15-day study in 24 healthy elderly subjects CY6463 demonstrated:   Increased alpha and gamma power  Improved N200 latency  Faster saccadic eye movement (SEM) reaction time  Reduced neuroinflammatory biomarkers  Rapid onset (<15 days) Effect increased with ageBiomarkers linked to AD and aging

 Phase 1b translational pharmacology study designed to evaluate CNS activity  *due to COVID restrictions, 12 subjects completed only period 1  Healthy elderly population (≥65 years)  Objectives  washout  CY6463 QD  CY6463 QD  Placebo  Placebo  15 days  15 days  24 subjects completed period 1  12 subjects completed both periods*  Safety and tolerabilityPharmacokinetics  Target engagementCNS activity

   CY6463 showed rapid improvement in biomarkers of cognition    Increased alpha and gamma power  Faster saccadic eye movement reaction time  Improved N200 latency    Alpha power: CY6463 vs. placebo    Day 15  Improvement    Age (years)  Untreated    CY6463 treated    Time (ms)      Time (sec)  p=0.0216  Placebo  CY6463  p=0.0216    Improvement  0.02  0.00  -0.02  -0.04      Reduced neuroinflammatory biomarkers  In a 15-day study in 24 healthy elderly subjects, CY6463 demonstrated:

 Pipeline centered around improving cognitive Function

CY6463 data point to potential in cognition

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Preclinical CNS pharmacology		Clinical CNS pharmacology*
✓ Neuronal function	+	✓ Increased posterior alpha and gamma power
✓ Neuro-inflammation		✓ Improved N200 latency
✓ Bioenergetics		✓ Faster saccadic eye movement (SEM) and reaction time
✓ Vascular function		✓ Reduced neuroinflammatory biomarkers in CSF

=


Potential to improve cognitive function

*In a 15-day study in 24 healthy elderly subjects

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Cognitive impairment is a debilitating facet of many CNS diseases

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Neurodegenerative

~2M	ADv	*ongoing*
~35M	Alzheimer's Disease	
~13M	Lewy Body Dementia	
~5M	Parkinson's Dementia	

Neuropsychiatric

~21M	CIAS	*ongoing*
~150M	Major Depressive Disorder	
~27M	Bipolar Disorder	
~10M	Autism	

Mitochondrial

Orphan	MELAS	*ongoing*
Orphan	Leigh Syndrome	
Orphan	Kearns-Sayre Syndrome	

Event-related

~21M (US)	Traumatic brain injury
~12M	Stroke
~5M (US)	Cancer/chemotherapy-induced cognitive impairment

References on file.

Represents approximate prevalence of patients with cognitive impairment associated with other CNS diseases, worldwide in millions, except where noted as US prevalence

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   Biomarker-guided development strategy in well-defined populations with cognitive impairment  ADv | Alzheimer’s Disease with vascular pathology (ADv) CIAS | Cognitive Impairment Associated with SchizophreniaMELAS | Mitochondrial Encephalomyopathy, Lactic Acidosis, and Stroke-like episodes  MELAS  ADv  Neurodegenerative      Parallel studies in distinct populations  Efficient, signal-seeking studies inform larger and longer studies  Disease-relevant biomarkers accelerate and guide development       Improving Cognition   Neuropsychiatric  CIAS  Mitochondrial Disease  Significant additional opportunities   Translation of insights across programs increases odds of success

 Potential for patient impact: our priority indications

     DISCOVERY  IND-ENABLING  PHASE 1*  PHASE 1b/2a  PHASE 2  CY6463  MELAS              ADv              CIAS              Multiple under assessment             CY3018   Multiple under assessment                       Advancing parallel, signal-seeking, exploratory studies in priority patient populations  *Two phase 1 studies were completed in healthy young and old (>65 years of age) volunteers confirming targeted CNS exposure and activity

Biomarker-guided development strategy: ADv


Vascular Dementia
ADv
Alzheimer's Disease

Growing patient population, devastating impact, limited treatments

Today	Tomorrow	Future
Exploratory Phase 2 Near-term impact on disease-specific biomarkers and cognition	**Larger, longer studies symptomatic trials focused on cognition** Initial approval expected on surrogate, symptomatic or functional endpoints	**Standard of care for patients with ADv** Potential for disease modification and expansion into broader AD

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ADv study ongoing

Objectives	Exploratory, signal-seeking study to evaluate safety, tolerability, and pharmacodynamic effects (EEG, MRI, neuroinflammatory biomarkers, cognition)
Study design	• Once-daily CY6463 vs. placebo • 12 weeks • 30 participants
Patient targeting	• Confirmed AD pathology (PET, CSF) • 2+ cardiovascular risk factors • Mild-moderate subcortical small-vessel disease on MRI • Mini mental state exam score (20-26)
Collaborations	• Partially funded by the Alzheimer's Association's Part the Cloud-Gates Partnership • Collaborating with Dr. Andrew Budson at Boston University on a study to examine the relationship between ERP/EEG and cognitive measures in dementias



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Biomarker-guided development strategy: MELAS

MELAS is a serious orphan disease, with significant CNS impact, no approved treatments

Today	Tomorrow	Future
Exploratory Phase 2 Near-term impact on disease-specific biomarkers	**Larger, longer symptomatic trials focused on cognition and stroke-like-episodes** Potential for accelerated approval with predictive biomarker	**Transformative therapy for patients with MELAS** Potential for expansion into additional mitochondrial diseases

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MELAS study ongoing; data expected 1H 2022

Objectives	Exploratory, signal-seeking study to evaluate safety, tolerability, and pharmacodynamic effects (MRI, biomarkers)
Study design	• 29-day open label • Once-daily CY6463 • Up to 20 adults (targeting 12 completers)
Patient targeting	• Genetically confirmed mitochondrial disease with neurological features of MELAS • Elevated plasma lactate (disease biomarker)
Sites and collaborations	• Study performed at centers of excellence for mitochondrial medicine: CHOP, MGH, Children's National Hospital, Columbia University, Johns Hopkins University • Preclinical collaboration with Dr. Marni Falk at CHOP to elucidate the role of sGC in mitochondrial disease models



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 Biomarker-guided development strategy: CIAS  Exploratory Phase 1bSafety + near-term impact on disease-relevant biomarkers   Larger, longer studies focused on biomarker-identified populations  Standard of care adjunctive therapy Improve cognitive impairment and functional outcomes  Today  Tomorrow  Future          CIAS is a debilitating and untreated facet of schizophrenia, with large and growing unmet need

CIAS study ongoing

Objectives	Exploratory, signal-seeking study to evaluate safety, tolerability, and pharmacodynamic effects (qEEG, ERP, digital cognitive performance battery)
Study design	• 14-day in clinic, randomized, placebo-controlled, double-blinded • Once-daily CY6463 • Approximately 60 participants across sequential cohorts
Patient targeting	• Psychiatrically stable adults with schizophrenia • On stable antipsychotic regimen



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 Next generation sGC stimulator program

Next generation sGC stimulator CY3018: selectively targeting the CNS

Greater relative CNS exposure


CSF : Plasma Ratio
6
4
2
0
CY3018
CY6463
Rat
Cyno

Greater relative CNS pharmacology


Relative Pharmacology % change (gamma : BP)
1.5
1.0
0.5
0.0
CY3018
CY6463

- Greater CSF:plasma ratio for CY3018 translating into greater relative CNS pharmacology
- CY3018 is progressing though IND-enabling development
- Ongoing pharmacology studies to validate amenable CNS indications

Data displayed as mean+ SEM, Relative pharmacology ratio: 1-hour post-dose with vehicle-subtraction

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 Executing on our priorities

 2021: executing on our priorities  28  * Preliminary, unaudited unrestricted cash, cash equivalents and restricted cash balance as of March 31, 2021  Clinical andpre-clinical   ADv Ph2 study ongoingMELAS Ph2 study data expected H1 2022CIAS Ph1b study ongoingAdvancing CY3018, next-generation development candidate  Partnerships  Explore CNS collaborationsPraliciguat out-license complete   Capabilities and capital   Grow external CNS network and augment coreteam CNS expertiseReduced monthly cash use to ~50% that of 2020Q2 2021 ending cash balance of ~$70M

 On a mission to develop treatments that restore cognitive function      Tapping into a fundamental CNS signaling pathway with CY6463, a first-in-class, CNS-penetrant sGC stimulator  Executing biomarker-guided development strategy in well-defined populations with cognitive impairment  Tackling the enormous burden and breadth of cognitive impairment through an innovative portfolio of indications and molecules

 Appendices  Preclinical, Phase 1 and translational pharmacology studies, references

 Preclinical Data

CY6463 demonstrated beneficial effects in preclinical studies across multiple domains associated with cognitive disease

IMPROVED

Neuronal Function

Enhanced memory & spine density in aged animals; increased LTP in neurodegenerative models; affected qEEG spectra

REDUCED

Neuro-inflammation

Decreased markers of LPS-induced neuroinflammation (ICAM1, VCAM1, IL6) *in vitro*

ENHANCED

Cellular Bioenergetics

Increased ATP and restored gene expression in cells from patients with mitochondrial diseases

IMPROVED

Cerebral Blood Flow

Increased blood flow in areas associated with memory and arousal by fMRI BOLD imaging









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 CY6463 improved neuronal function  Restored hippocampal long-term potentiation to wild-type levels in a mouse neurodegenerative model    Wild type  Disease    Disease + CY6463 (46 nM)  *    Normalized fEPSPAmplitude  Time (min)  10  30  50  70  1.0  5  2.0  2.5  ImproveNeuronal Function  ReduceNeuroinflammation  EnhanceCellular Bioenergetics  ImproveCerebral Blood Flow  Hippocampal slices from symptomatic Huntington’s Disease (R6/2) mice incubated with CY6463 for 25-30 minutes before LTP inductionExtracellular field potentials recordings performed using Multi-Electrode Array; **p<0.01 vs. Disease  By acting directlyon the neurons,CY6463 could restore impaired neurotransmission

CY6463 increased qEEG gamma power

No effect seen with PDE9 inhibitor

Improve Neuronal Function | Reduce Neuroinflammation | Enhance Cellular Bioenergetics | Improve Cerebral Blood Flow



15
10
5
0
Gamma Power
Vehicle
PDE9i
CY6463
CY6463 + PDE9i



CY6463 is differentiated from PDE9 inhibitor, which showed no effect on gamma power

Healthy awake rats were treated with clinically relevant doses of CY6463 (3 mg/kg) or PDE9 inhibitor (10 mg/kg) Graph displays 1-2h post-dose, mean ± SEM

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CY6463 and donepezil act independently to enhance qEEG signal

Combination elicited additive increase in gamma band power in healthy rats

Improve Neuronal Function

Reduce Neuroinflammation

Enhance Cellular Bioenergetics

Improve Cerebral Blood Flow



Gamma Power
2.5
2.0
1.5
1.0
0.5
0.0
*
*
#
Vehicle
Donepezil
CY6463
CY6463 + Donepezil

CY6463 may offer opportunity to enhance attention and cognitive performance alone and on top of standard of care

*p<0.05 vs Veh

# p<0.05 CY6463 vs CY6463 +Donepezil

Healthy rats orally administered CY6463 (10mg/kg), Donepezil (1mg/kg), or a combination. Graph displays 1-2h post-dose, mean ± SEM

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   CY6463 improved learning and memory in aged rats  Increased rate of learning in aged rats treated with CY6463 in Morris Water Maze  Healthy aged male rats were administered CY6463 (10 mg/kg, p.o.) daily during Morris Water Maze training  Young rat/Vehicle  Aged rat/Vehicle  Aged rat/CY6463  Young rat/Vehicle  Aged rat/Vehicle  Aged rat/CY6463  *p<0.05 vs. Aged vehicle-treated  ImproveNeuronal Function  ReduceNeuroinflammation  EnhanceCellular Bioenergetics  ImproveCerebral Blood Flow

CY6463 improved cognitive function in pharmacologically impaired rats

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Improve Neuronal Function | Reduce Neuroinflammation | Enhance Cellular Bioenergetics | Improve Cerebral Blood Flow



Rat Novel Object Recognition
CY6463 (oral) + MK-801
1mg/kg
0.1mg/kg
0.01mg/kg
Galantamine + MK-801
VEH + MK-801
VEH-SAL
*
0
20
40
60
80
Recognition Index
(% of time exploring novel object)

CY6463 acts downstream of NMDA receptor to reverse deficit induced by NMDA antagonist (MK-801)

*p<0.05 vs. VEH + MK-801 rats

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CY6463 improved neuronal function

Enhanced hippocampal spine density in aged animals treated with CY6463

Improve Neuronal Function | Reduce Neuroinflammation | Enhance Cellular Bioenergetics | Improve Cerebral Blood Flow

Young Control



Aged Control



Aged CY6463



Mushroom spine density



Spines/10 µm of dendrite
8
6
4
2
0
*
*
Control
Control
CY6463
Young
Aged

Restoration of spine density has potential to provide neuroprotective effects and improve synaptic function in neurodegenerative diseases

**p<0.05 vs. Aged*

3-month old (young) or 16-month old (aged) healthy mice at study initiation
Aged mice treated for 4 months with 1 mg/kg CY6463

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CY6463 reduced neuroinflammation

Inhibited in vitro LPS-induction of biomarkers of neuroinflammation

Improve Neuronal Function | **Reduce Neuroinflammation** | Enhance Cellular Bioenergetics | Improve Cerebral Blood Flow

Neuroinflammation in rat brain 3D microtissues



40
30
20
10
1.0
IL-6 (pg/mL)
*
Control
Control
CY6463
LPS + DETA

Neuroinflammation in mouse microglial cells



300
250
200
150
100
50
0
IL-6 (ng/mL)
*
Control
Control
CY6463
LPS + DETA

*p<0.05 vs. control LPS-treated wells

CY6463 (10 µM) and DETA (30 µM) were incubated with SIM-A9 cells or rat brain 3D microtissues for 30 minutes before LPS (100 ng/ml) incubation and further incubated for 18-20h at 37ºC before IL-6 quantification in the media

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CY6463 enhanced cellular bioenergetics

Increased ATP and restored decreased gene expression in cells from patients with mitochondrial diseases

Improve Neuronal Function	Reduce Neuroinflammation	**Enhance Cellular Bioenergetics**	Improve Cerebral Blood Flow

Mitochondrial disease patient cells



ATP
(pmole/ug protein)
300
200
100
0
*
*
Vehicle
AMPK activator
FCCP (10μM)
CY6463 (0.1μM)

TFAM



Normalized gene expression
0.8
0.6
0.4
0.2
0.0
*
*
Vehicle
Healthy
CY6463 (10uM)

*p<0.05 vs. vehicle-treated wells

GM13740 Leigh Syndrome patient cells obtained from the Coriell Institute were treated for 24h before ATP quantification

TFAM: mitochondrial transcriptional factor A, a key activator of mitochondrial transcription as well as a participant in mitochondrial genome replication.

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CY6463 improved cerebral blood flow

Increased blood flow in areas associated with memory and arousal by fMRI BOLD imaging

Improve Neuronal Function	Reduce Neuroinflammation	Enhance Cellular Bioenergetics	**Improve Cerebral Blood Flow**

Peripherally restricted sGC stimulator



entorhinal/perirhinal ctx
amygdala
ventral subiculum

CNS-penetrant sGC stimulator CY6463



Cortical transition areas
Thalamus
Ventral hippocampus
Reticular activating system

Healthy awake male rats treated with 0.3 mg/kg iv; image quantification 20-30 minutes post-dose

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 Phase 1 study results

CY6463 phase 1 showed CNS exposure, target engagement, PK, and safety

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PHASE 1 (completed)
Study design Three stages: SAD | MAD | Food Interaction
110 healthy young
Age range 18-63
Standard safety
PK (blood & CSF)
Wide dose range tested

Results
Identified safe and well-tolerated dose levels with steady-state CNS exposure in therapeutic target range*
Linear, predictable PK, consistent with QD dosing
CNS exposure confirmed
Evidence of target engagement (blood pressure)
Well tolerated at all dose levels, no safety signals
May be taken with or without food

Goals Achieved

*Based on positive CNS pharmacology in multiple preclinical models

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 Translational Pharmacology Study Results

   CY6463 showed rapid and persistent improvements in multiple independent biomarkers associated with cognitive impairment    In a 15-day study in 24 healthy elderly subjects CY6463 demonstrated:   Increased alpha and gamma power  Improved N200 latency  Faster saccadic eye movement (SEM) reaction time  Reduction in neuroinflammatory biomarkers  Rapid onset (<15 days) Effect increased with ageBiomarkers linked to AD and aging

Biomarker overview: qEEG frequency bands and their clinical implications

Associated with:

- Cognitive decline in aging and AD
- Genetic risk factors for AD (ApoE4)
- AD pathological protein levels (Aß, tau)
- Improvement with approved AD treatments

Band	Frequency Hz	associated with
Delta	0-4	Deep sleep
Theta	4-8	Waking/falling asleep, some with cognition
Alpha	8-14	Passive wakefulness Attention and cognitive processing
Beta	14-30	Alert, concentration
Gamma	30-80	Higher cognitive function

Resting-state qEEG:

- subjects sit facing a featureless wall without moving
- recorded with eyes open and closed for 5 minutes each

qEEG is quantitative electroencephalography, an objective method that measures electrical activity and brain wave patterns

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 CY6463 improved qEEG measures: significant increase in alpha power  qEEG is quantitative electroencephalography, an objective method that measures electrical activity and brain wave patterns        CY6463 vs. baseline  Significant increase in EEG alpha power  No effect of placebo  Placebo vs. baseline  CY6463 vs. placebo  change (%) in alpha power on day 15

CY6463's consistent alpha power effects across repeat sessions indicate stable and robust signal


DAY 1
baseline
DAY 15
change from baseline
CY6463 relative to placebo
CY6463
Placebo
Pre-dose 1
Pre-dose 2
Pre-dose last dose
2 hr post-dose
3 hr post-dose
6 hr post-dose
%
60.0
40.0
20.0
0.0
-20.0
-40.0
-60.0

Magnitude of improvement equivalent to decline seen after 2 years of aging

Footer

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CY6463 increased alpha power with high responder rate (>70%)

Increase in alpha power
Day 15 change from baseline in mean closed-eye alpha (8-12 Hz) Power


p = 0.0197
60
30
%
0
-30
Placebo
CY6463
Posterior

Consistent individual treatment responses
Posterior Closed-Eye Alpha (8-12 Hz) Power


Power (dB)
15
10
5
0
BL
D15
BL
D15
Placebo
CY6463

- 17% treatment effect over placebo
- Similar increase in anterior alpha power observed (p=0.0752)
- 13/18 participants increase with CY6463, vs 5/18 with placebo[1]
- Overall effect not driven by outliers

1. Includes all subjects. For CY6463 and pbo each: n=12 for period 1, n=6 for period 2

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 CY6463 treatment associated with trend improvement in gamma power    Change in Closed-Eye Gamma (25-45 Hz) Power  Placebo  CY6463  Placebo  CY6463    200  150  100  50  0  -50  -100  Anterior (p = 0.081)  Posterior (p = 0.1163)  Change from baseline (%)

Biomarker overview: event-related potential (ERP)

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Trial: 500 tones
80% standard, 20% deviant



Deviant
Standard

ERP oddball paradigm

Subjects wear EEG cap and headphones, hear tones with instruction to press a button upon deviant tones



N200
10
5
0
-5
-10
Amplitude (µV)
-250
0
250
500
750
Time (ms)
Deviant
Standard

N200

- Stable component of ERP waveform
- Stimulus identification and distinction
- Affected in aging, neurodegenerative and neuropsychiatric diseases with cognitive impairment, and other CNS diseases

Parameters

- **Latency:** time after the stimulus to peak signal
- **Amplitude:** size of peak signal

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 CY6463 improved N200 latency and effect increased with age    Day 15  Improvement    Age (years)  Untreated    CY6463 treated    Time (ms)    Effect of age on N200 latency    Overall decrease in N200 latency for CY6463 treated vs untreated on day 15 (p<0.02)  Effect more pronouncedin older subjects

CY6463 improved N200 latency, driven by response in older subjects



Greater decrease in ≥70y vs <70y
Day 15 change from baseline
p=0.016
Time (ms)
3.0
1.5
0.0
1.5
65 to 69y
n=10
≥70 y
n=14

Latency response was greater in subjects ≥70y vs 65-69y (p=0.016)

Narrowing of variance in ≥ 70y supports a drug effect

In ≥ 70y, magnitude of improvement after 2 weeks of treatment with CY6463 represents ~10y age-related change in N200 latency

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   Biomarker overview: saccadic eye movement as an objective measure of attention and cognition    Short, fast, simultaneous tracking of both eyes in the same direction   Brain areas involved include the frontal cortex, superior colliculus, substantia nigra, and amygdala    Considered to be reflective of attention / arousal and influenced by motivation, time on task, and task difficulty    Sensitive to sedation, fatigue, and CNS depressants and cognitive enhancers, and is affected by aging  Peak Velocity    Amplitude  Latency  Duration  T=0ms        Eye Position  Eye Velocity            https://www.liverpool.ac.uk/~pcknox/teaching/Eymovs/params.htm

 CY6463 improved saccadic eye movement, an objective functional measure  Decrease in saccadic reaction time  Increase in saccadic peak velocity  Shorter saccadic reaction times and faster saccadic velocities indicate that CY6463 is improving CNS functional performance – motor output – in addition to CNS neurophysiologyCognitive enhancers (e.g., modafinil) also positively impact saccadic eye movements  Time (sec)  p=0.0216  Placebo  CY6463  Placebo  CY6463  p=0.0216  p=0.07    Improvement    Velocity (deg/sec)  Improvement  Mean change from baseline on day 15 post-dose  0.02  0.00  -0.02  -0.04  150  100  50  0

CY6463 improved neuroinflammatory biomarkers



CSF Biomarkers
A2M
C3
TIMP1
PAI1
MCP1
PARC (CCL18)
MMP3
TNFR2
-30
-20
-10
0
10
20
30
LS % Mean Difference from placebo at Day 15 (95% CI)

Alpha-2-macroglobulin (A2M) levels predict cognitive decline and development of AD; may lead to tau hyperphosphorylation

Complement C3 (C3) colocalizes with Aβ plaques and tau tangles; involved in synaptic remodeling and degeneration



A2M and C3 are associated with pathological aging and Alzheimer's Disease

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 Relevant reference publications

Relevant reference publications (1 of 2)

NO-sGC-cGMP signaling in the CNS

- Correia S, et al. “The CNS-penetrant soluble guanylate cyclase stimulators CY6463 reveals its therapeutic potential in neurodegenerative diseases.” Frontiers in Pharmacology. 2021;12(1014)
- Correia S, et al. “The CNS-penetrant soluble guanylate cyclase stimulators CYR119 attenuates markers of inflammation in the central nervous system.” Journal of Neuroinflammation. 2021;18(1)
- Garthwaite, John. “Nitric oxide as a multimodal brain transmitter.” Brain and Neuroscience Advances vol. 2 2398212818810683. 4 Dec. 2018
- Kleppisch T, Feil R. cGMP signaling in the mammalian brain: role in synaptic plasticity and behaviour. Handb Exp Pharmacol. 2009;(191):549-79
- Ben Aissa M, Lee SH, Bennett BM, Thatcher GR. Targeting NO/cGMP Signaling in the CNS for Neurodegeneration and Alzheimer's Disease. Curr Med Chem. 2016;23(24):2770-2788
- Hollas MA, Ben Aissa M, Lee SH, Gordon-Blake JM, Thatcher GRJ. Pharmacological manipulation of cGMP and NO/cGMP in CNS drug discovery. Nitric Oxide. 2019 Jan 1;82:59-74

qEEG spectral frequency analysis

- Ishii et al. Healthy and Pathological Brain Aging: From the Perspective of Oscillations, Functional Connectivity, and Signal Complexity. Neuropsychobiology, 2018
- Babiloni, et al. Resting-state posterior alpha rhythms are abnormal in subjective memory complaint seniors with preclinical Alzheimer's neuropathology and high education level: the INSIGHT-preAD study. Neurobiol Aging. 2020;90:43-59

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Relevant reference publications (2 of 2)

Event-related potential (ERP): MMN, N200 and P300

- Bennys K, Portet F, Touchon J. Diagnostic value of event-related evoked potentials N200 and P300 subcomponents in early diagnosis of Alzheimer's disease and mild cognitive impairment. J Clin Neurophysiol 2007;24:405-12
- Fruehwirt et al. Associations of event-related brain potentials and Alzheimer's disease severity: A longitudinal study. Progress in Neuropsychopharmacology and Biological Psychiatry 92 (2019) 31-38

Saccadic eye movement (SEM)

- Wilcockson et al. Abnormalities of saccadic eye movements in dementia due to Alzheimer's disease and mild cognitive impairment. Aging 2019, Vol.11, No.15
- James A. Sharpe & David H. Zackon (1987) Senescent Saccades: Effects of Aging on Their Accuracy, Latency and Velocity, Acta Oto-Laryngologica, 104:5-6, 422-428

ADv

- Cortes-Canteli M, Iadecola C. Alzheimer's Disease and Vascular Aging: JACC Focus Seminar. J Am Coll Cardiol. 2020;75(8):942-951

MELAS

- El-Hattab AW, Adesina AM, Jones J, Scaglia F. MELAS syndrome: Clinical manifestations, pathogenesis, and treatment options. Mol Genet Metab. 2015;116(1-2):4-12

CIAS

- Keefe RS, Harvey PD. Cognitive impairment in schizophrenia. Handb Exp Pharmacol. 2012;(213):11-37

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